UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 19, 2017, Inpixon (the “Company”) received written notice from the Listing Qualifications Staff of The Nasdaq Stock Market notifying the Company that it no longer complies with Nasdaq Listing Rule 5550(b)(1) due to the Company’s failure to maintain a minimum of $2,500,000 in stockholders’ equity (the “Minimum Stockholders’ Equity Requirement”) or any alternatives to such requirement. The Company reported stockholders’ equity of ($2,483,000) in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017.

Nasdaq’s notice has no immediate effect on the listing of the Company’s common stock on The Nasdaq Capital Market. Under Nasdaq Listing Rule 5810(c)(2), the Company has 45 days, or until July 3, 2017, to provide Nasdaq with a plan to regain compliance with the Minimum Stockholders’ Equity Requirement. If Nasdaq accepts the Company’s plan, Nasdaq may grant an extension of up to 180 calendar days from the date of the notice, or until November 15, 2017, to evidence compliance with the Minimum Stockholders’ Equity Requirement. If Nasdaq does not accept the Company’s plan, the Company will have the right to appeal such decision to a Nasdaq hearings panel.

The Company is currently evaluating various courses of action to regain compliance with the Minimum Stockholders’ Equity Requirement and intends to provide Nasdaq with a plan before July 3, 2017. There can be no assurance that Nasdaq will accept the Company’s plan or that the Company will be able to regain compliance with the Minimum Stockholders’ Equity Requirement or maintain compliance therewith or with any other Nasdaq requirement in the future.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to (i) the Company’s intent to provide Nasdaq with a plan to regain compliance with the Minimum Stockholders’ Equity Requirement, (ii) the Company’s ability to regain or maintain compliance with the Minimum Stockholders’ Equity Requirement or any other Nasdaq requirement, and (iii) Nasdaq granting the Company an additional 180 days to regain compliance with the Minimum Stockholders’ Equity Requirement. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: May 22, 2017	By:	/s/ Nadir Ali
Name: Nadir Ali Title: Chief Executive Officer

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